The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account E
                               The American Legacy

                   Lincoln National Variable Annuity Account H
                               American Legacy II
                               American Legacy III
                           American Legacy III C Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage


                        Supplement dated August 21, 2002
                       to the Prospectus dated May 1, 2002



     Please keep this Supplement with your current American Legacy Prospectus and retain it for reference. The changes discussed in this Supplement update the section entitled "Death Benefit Before the Annuity Commencement Date."

     Enhanced Guaranteed Minimum Death Benefit (EGMDB). You may now elect to add the EGMDB to your existing contract if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date.

     When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

     Estate Enhancement Benefit Rider (EEB Rider). The EEB Rider is now available for contracts sold as IRAs and Roth IRAs.

     The IRS has issued new regulations concerning required minimum distributions from IRAs. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under the new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that pays more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications. Annuity contracts inside custodial or trusteed IRAs will also be subject to these regulations.